UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 27, 2019 (September 25, 2019)

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GOOD	Nasdaq Global Select Market
7.75% Series A Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODP	Nasdaq Global Select Market
7.50% Series B Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	Nasdaq Global Select Market
7.00% Series D Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 25, 2019, Gladstone Commercial Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Stifel, Nicolaus & Company, Incorporated, B. Riley FBR, Inc., D. A. Davidson & Co. and Janney Montgomery Scott LLC as representatives of the several underwriters named in Schedule A annexed thereto (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell a total of 2,400,000 shares of its newly created 6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share, with a liquidation preference of $25.00 per share (the “Series E Preferred Stock”). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 360,000 shares of Series E Preferred Stock on the same terms and conditions. The shares of Series E Preferred Stock are being offered and sold pursuant to a prospectus supplement dated September 25, 2019, and a base prospectus dated February 13, 2019, which are part of the Company’s effective shelf registration statement on Form S-3 (File No. 333-229209). The Company expects the transaction to close on or about October 4, 2019. The Company intends to use the net proceeds from the offering to redeem all outstanding shares of its 7.75% Series A Cumulative Redeemable Preferred Stock and 7.50% Series B Cumulative Redeemable Preferred Stock.

The foregoing summary of the terms of the Underwriting Agreement is only a brief description of certain terms therein, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

On September 27, 2019, the Company filed with the Maryland State Department of Assessments and Taxation the Articles Supplementary (the “Articles Supplementary”) (i) setting forth the rights, preferences and terms of the Series E Preferred Stock and (ii) reclassifying and designating 4,000,000 shares of the Company’s authorized and unissued shares of Common Stock as shares of Series E Preferred Stock. The reclassification decreased the number of shares classified as Common Stock from 87,700,000 shares immediately prior to the reclassification to 83,700,000 shares immediately after the reclassification. The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

After giving effect to the filing of the Articles Supplementary on September 27, 2019, the authorized capital stock of the Company consists of 83,700,000 shares of Common Stock, 950,000 shares of Senior Common Stock, 2,600,000 shares of Series A Preferred Stock, 2,750,000 shares of Series B Preferred Stock, 6,000,000 shares of Series D Preferred Stock and 4,000,000 shares of Series E Preferred Stock.

On September 27, 2019, the Company, through its ownership of GCLP Business Trust II, the general partner of Gladstone Commercial Limited Partnership, the operating partnership of the Company (the “Operating Partnership”), adopted Exhibit SEP to its Second Amended and Restated Agreement of Limited Partnership, as amended from time to time (“Exhibit SEP”), establishing the rights, privileges and preferences of 6.625% Series E Cumulative Redeemable Preferred Units, a newly designated class of limited partnership interests (the “Series E Preferred Units”). Exhibit SEP provides for the Operating Partnership’s establishment and issuance of an equal number of Series E Preferred Units as are issued by the Company in connection with the Company’s offering of Series E Preferred Stock upon the Company’s contribution to the Operating Partnership of the net proceeds of the Series E Preferred Stock offering. Generally, the Series E Preferred Units provided for under Exhibit SEP have preferences, distribution rights and other provisions substantially equivalent to those of the Company’s Series E Preferred Stock. The foregoing description of Exhibit SEP is qualified in its entirety by reference to Exhibit SEP, which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement dated September 25, 2019 by and between Gladstone Commercial Corporation and Stifel, Nicolaus & Company, Incorporated, B. Riley FBR, Inc., D. A. Davidson & Co. and Janney Montgomery Scott LLC, as representatives of the Underwriters.

3.1	Articles Supplementary for 6.625% Series E Cumulative Redeemable Preferred Stock.

4.1	Form of Certificate for 6.625% Series E Cumulative Redeemable Preferred Stock.

5.1	Opinion of Venable LLP.

8.1	Tax Opinion of Bass, Berry & Sims PLC.

10.1	Exhibit SEP to Second Amended and Restated Agreement of Limited Partnership of Gladstone Commercial Limited Partnership: Designation of 6.625% Series E Cumulative Redeemable Preferred Units.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

September 27, 2019	By:	/s/ Michael Sodo
Michael Sodo
Chief Financial Officer